Stock Ownership Plans	12 Months Ended
Dec. 31, 2012
Stock Ownership Plans [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
STOCK OWNERSHIP PLANS
Employee and Director Stock Incentive Plans
In March and May 2011, our Board of Directors and stockholders, respectively, approved our 2011 Long-Term Incentive Plan (the 2011 LTIP), authorizing up to 145.6 million shares of our common stock. The 2011 LTIP provides for the grant of restricted or unrestricted common stock, deferred stock units (DSU), options to acquire our common stock, stock appreciation rights, performance awards (market-based and performance-based DSUs) and other stock and non-stock awards. Shares reserved for future issuance under our current and former stock incentive plans totaled approximately 256 million as of December 31, 2012. The 2011 LTIP covers officers, directors, employees and consultants and provide for the grant of various incentives, including qualified and nonqualified stock options, deferred stock units, stock grants, share appreciation rights, performance-based awards and market-based awards. The Executive Compensation and Human Resources Committee of the Board of Directors, consisting of independent, non-employee directors, may authorize the issuance of common stock and authorize cash awards under the 2011 LTIP in recognition of the achievement of long-term performance objectives established by the Committee.
Nonqualified options issued to employees are generally granted with an exercise price equal to the market price of our stock on the grant date, vest over a four-year service period, and have a ten-year contractual life. In the case of qualified options, if the recipient owns more than ten percent of the voting power of all classes of stock, the option granted will be at an exercise price of 110 percent of the fair market value of our common stock on the date of grant and will expire over a period not to exceed five years. Non-vested stock awards (including restricted stock awards and deferred stock units (DSUs)) issued to employees are generally granted with an exercise price of zero and typically vest in four to five equal annual installments. These awards represent our commitment to issue shares to recipients after the vesting period. Upon each vesting date, such awards are no longer subject to risk of forfeiture and we issue shares of our common stock to the recipient.
The following presents the impact of stock-based compensation on our consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
(in millions, except per share data)	2012	2011	2010
Cost of products sold	$15	$25	$25
Selling, general and administrative expenses	69	74	93
Research and development expenses	24	29	32
	108	128	150
Less: income tax benefit	(32)	(34)	(55)
	$76	$94	$95

Net impact per common share - basic	$0.05	$0.06	$0.06
Net impact per common share - assuming dilution	$0.05	$0.06	$0.06

Stock Options
We generally use the Black-Scholes option-pricing model to calculate the grant-date fair value of stock options granted to employees under our stock incentive plans. We calculated the fair value for options granted during 2012, 2011 and 2010 using the following estimated weighted-average assumptions:

	Year Ended December 31,
	2012	2011	2010
Options granted (in thousands)	4,726	16,311	11,008
Weighted-average exercise price	$6.23	$7.11	$7.26
Weighted-average grant-date fair value	$2.60	$3.07	$3.11
Black-Scholes Assumptions
Expected volatility	43%	42%	42%
Expected term (in years, weighted)	5.9	6.1	5.5
Risk-free interest rate	0.95% - 1.15%	1.16% - 2.61%	1.52% - 2.93%

Expected Volatility
We use our historical volatility and implied volatility as a basis to estimate expected volatility in our valuation of stock options.
Expected Term
We estimate the expected term of options using historical exercise and forfeiture data. We believe that this historical data is the best estimate of the expected term of new option grants.
Risk-Free Interest Rate
We use yield rates on U.S. Treasury securities for a period approximating the expected term of the award to estimate the risk-free interest rate in our grant-date fair value assessment.
Expected Dividend Yield
We have not historically paid dividends to our shareholders. We currently do not intend to pay dividends, and intend to retain all of our earnings to invest in the continued growth of our business and to repurchase shares. Therefore, we have assumed an expected dividend yield of zero in our grant-date fair value assessment.
Information related to stock options for 2012, 2011 and 2010 under stock incentive plans is as follows:

	Stock Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding as of December 31, 2009	64,712	$15
Granted	11,008	7
Exercised	(719)	7
Cancelled/forfeited	(14,627)	13
Outstanding as of December 31, 2010	60,374	$14
Granted	16,311	7
Exercised	(18)	7
Cancelled/forfeited	(15,746)	12
Outstanding as of December 31, 2011	60,921	$13
Granted	4,726	6
Exercised	—	—
Cancelled/forfeited	(10,766)	15
Outstanding as of December 31, 2012	54,881	$12	5.7	$—
Exercisable as of December 31, 2012	37,111	$14	4.6
Expected to vest as of December 31, 2012	16,227	7	8.1
Total vested and expected to vest as of December 31, 2012	53,338	$12	5.7	$—

The total intrinsic value of stock options exercised was less than $1 million in 2012, 2011 and 2010.
Non-Vested Stock
We value restricted stock awards and DSUs based on the closing trading value of our shares on the date of grant. Information related to non-vested stock awards during 2012, 2011, and 2010 is as follows:

	Non-Vested Stock Award Units (in thousands)	Weighted Average Grant- Date Fair Value
Balance as of December 31, 2009	27,890	$12
Granted	17,619	7
Vested (1)	(8,431)	14
Forfeited	(3,794)	10
Balance as of December 31, 2010	33,284	$9
Granted	14,640	7
Vested (1)	(10,344)	10
Forfeited	(4,004)	6
Balance as of December 31, 2011	33,576	$8
Granted	17,073	6
Vested (1)	(10,158)	9
Forfeited	(3,898)	7
Balance as of December 31, 2012	36,593	$7

(1)	The number of restricted stock units vested includes shares withheld on behalf of employees to satisfy statutory tax withholding requirements.
The total vesting date fair value of stock award units that vested was approximately $60 million in 2012, $71 million in 2011 and $62 million in 2010.
Market-based DSU Awards
During 2012, 2011 and 2010, we granted market-based DSU awards to certain members of our senior management team. The attainment of these stock units is based on our total shareholder return (TSR) as compared to the TSR of the companies in the S&P 500 Health Care Index and is measured in three annual performance cycles. In addition, award recipients must remain employed by us throughout the three-year measurement period to attain the full award.
We determined the fair value of the 2012 market-based awards to be approximately $8 million and the fair value of the 2011 market-based awards to be approximately $8 million, based on Monte Carlo simulations, utilizing the following assumptions:

	2012	2011	2010
	Awards	Awards	Awards
Stock price on date of grant	$6.28	$7.16	$7.41
Measurement period (in years)	3.0	3.0	3.0
Risk-free rate	0.38%	1.10%	1.29%

We recognize the expense on these awards in our consolidated statements of operations on a straight-line basis over the three-year measurement period.
Free Cash Flow Performance-based DSU Awards
During 2012, we granted free cash flow performance-based DSU awards to certain members of our executive and operating teams. The attainment of these stock units is based on our achievement of the 2012 annual financial plan performance for Free Cash Flow (FCF). FCF is measured over a one-year performance period beginning January 1, 2012 and ending December 31, 2012. The number of performance share units as to which the performance criteria under this program shall be determined to have been satisfied will be in a range of 0% to 150% of the target number of performance share units awarded to the participant. In addition, award recipients must remain employed by us throughout the three-year measurement period to attain the full award.
We determined the fair value of the 2012 FCF awards to be approximately $7 million, based on the closing stock price at December 31, 2012 and an achievement of 130% of target payout, which is subject to approval by the Executive Compensation and Human Resources Committee of our Board of Directors. The per unit fair value is $5.73.
We recognize the expense on these awards in our consolidated statements of operations over the vesting period which is three years after the date of grant.
Expense Attribution
Except as discussed above, we recognize compensation expense for our stock using a straight-line method over the substantive vesting period. Most of our stock awards provide for immediate vesting upon death or disability of the participant. In addition, our stock grants to employees provide for accelerated vesting of our stock-based awards, other than market-based awards, upon retirement. In accordance with the terms of our stock grants, for employees who will become retirement eligible prior to the vest date we expense stock-based awards, other than market-based awards, over the greater of one year or the period between grant date and retirement-eligibility. The market-based awards discussed above do not contain provisions that would accelerate the full vesting of the awards upon retirement-eligibility.
We recognize stock-based compensation expense for the value of the portion of awards that are ultimately expected to vest. ASC Topic 718, Compensation – Stock Compensation requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The term “forfeitures” is distinct from “cancellations” or “expirations” and represents only the unvested portion of the surrendered option. We have applied, based on an analysis of our historical forfeitures, a weighted-average annual forfeiture rate of approximately 10.2% to all unvested stock awards as of December 31, 2012, which represents the portion that we expect will be forfeited each year over the vesting period. We re-evaluate this analysis annually, or more frequently if there are significant changes in circumstances, and adjust the forfeiture rate as necessary. Ultimately, we will only recognize expense for those shares that vest.
Unrecognized Compensation Cost
We expect to recognize the following future expense for awards outstanding as of December 31, 2012:

	Unrecognized Compensation Cost (in millions)(1)	Weighted Average Remaining Vesting Period (in years)
Stock options	$25
Non-vested stock awards	128
	$153	1.5

(1)	Amounts presented represent compensation cost, net of estimated forfeitures.
Employee Stock Purchase Plans
Our global employee stock purchase plan provides for the granting of options to purchase up to 20 million shares of our common stock to all eligible employees. Under the global employee stock purchase plan, we grant each eligible employee, at the beginning of each six-month offering period, an option to purchase shares of our common stock equal to not more than ten percent of the employee’s eligible compensation or the statutory limit under the U.S. Internal Revenue Code. Such options may be exercised generally only to the extent of accumulated payroll deductions at the end of the offering period, at a purchase price equal to 90 percent of the fair market value of our common stock at the beginning or end of each offering period, whichever is less. As of December 31, 2012, there were approximately 12 million shares available for future issuance under the employee stock purchase plan.
Information related to shares issued or to be issued in connection with the employee stock purchase plan based on employee contributions and the range of purchase prices is as follows:

(shares in thousands)	2012	2011	2010
Shares issued or to be issued	3,979	3,830	4,358
Range of purchase prices	$4.82 - $5.16	$4.81 - $6.22	$5.22 - $5.31

We use the Black-Scholes option-pricing model to calculate the grant-date fair value of shares issued under the employee stock purchase plan. We recognize expense related to shares purchased through the employee stock purchase plan ratably over the offering period. We recognized $4 million in expense associated with our employee stock purchase plan in 2012, $5 million in 2011 and $9 million in 2010.